UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 27, 2023
CHUY’S HOLDINGS, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-35603	20-5717694
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1623 Toomey Rd.
Austin, Texas 78704
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (512) 473-2783

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CHUY	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 27, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Chuy’s Holdings, Inc. (the “Company”), the Company’s stockholders approved the Chuy’s Holdings, Inc. 2023 Employee Stock Purchase Plan (the “2023 Employee Stock Purchase Plan”). The purpose of the 2023 Employee Stock Purchase Plan is to encourage employee stock ownership, thus aligning employee interests with those of the Company’s stockholders, and to enhance the ability of the Company to attract, motivate and retain qualified employees.
For additional information regarding the 2023 Employee Stock Purchase Plan, see “Proposal 3-Approval of the Chuy’s Holdings, Inc. 2023 Employee Stock Purchase Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 7, 2023 (the “Proxy Statement”).
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the 2023 Employee Stock Purchase Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting, the Company’s stockholders approved (1) an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to eliminate personal liability of officers for monetary damages for breach of fiduciary duty as an officer and (2) an amendment to the Company’s Amended and Restated Bylaws (the “Bylaw Amendment”) to add an exclusive forum provision.
On July 27, 2023, the Company filed the Charter Amendment with the Delaware Secretary of State, which became effective upon filing. Additionally, the Bylaw Amendment became effective on July 27, 2023. The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Charter Amendment and the Bylaw Amendment, copies of which are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.
On July 27, 2023, the Board of Directors of the Company amended and restated the Company’s Bylaws (the “Amended and Restated Bylaws”). Among other things, the Amended and Restated Bylaws enhance disclosure and procedural requirements in connection with stockholder nominations of directors, including by:
•requiring any stockholder submitting a director nomination notice to represent as to whether such stockholder intends to solicit proxies in support of director nominees other than the Board of Directors’ nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
•requiring such nominating stockholder to provide sufficient evidence, at the Company’s request, that certain requirements of Rule 14a-19 under the Exchange Act have been satisfied;
•providing that the Company will disregard proxies or votes solicited for such stockholder’s nominees if such stockholder fails to comply with the requirements of Rule 14a-19 or for a stockholder’s nominees or proposals if any of the information it provides to the Company is inaccurate in any material respect;
•requiring that disclosures in the nominating or proposing stockholder’s notice be updated so that they are accurate as of the record date and 10 business days prior to the meeting date;
•requiring that the nominating or proposing stockholder notify the Company of any inaccuracy or change in such stockholder’s notice within two business days after becoming aware of such inaccuracy or change;
•clarifying that the number of candidates a stockholder may nominate for election at a meeting may not exceed the number of directors to be elected at such meeting and that stockholders may not make additional or substitute nominations following the expiration of the applicable nomination deadline; and
•incorporating other technical changes in light of the universal proxy rules adopted by the Securities and Exchange Commission.

The Amended and Restated Bylaws also incorporate the Bylaw Amendment. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws attached hereto as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On July 27, 2023, the Company held its Annual Meeting. All matters submitted for approval by the Company’s stockholders, as described in the Company’s Proxy Statement, were approved. The number of shares of common stock entitled to vote at the Annual Meeting was 18,045,286, representing the number of shares outstanding as of May 30, 2023, the record date for the Annual Meeting.
The results of each matter voted on were as follows:
1. Election of directors. The following directors were elected for terms expiring at the 2026 annual meeting of stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
Steve Hislop	15,337,991	937,178	555,714
Jon Howie	13,206,687	3,068,482	555,714
Jody Bilney	12,104,636	4,170,533	555,714
2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,844,016	428,760	2,393	555,714
3. Approval of the Company’s 2023 Employee Stock Purchase Plan. The plan was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,260,780	12,690	1,699	555,714
4. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate personal liability of officers for monetary damages for breach of fiduciary duty as an officer. The amendment was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,727,416	2,539,316	8,437	555,714
5. Approval of an amendment to the Company’s Amended and Restated Bylaws to add an exclusive forum provision. The amendment was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,575,341	2,698,675	1,153	555,714
6. Ratification of appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2023. The appointment was ratified.

Votes For	Votes Against	Abstentions
16,772,832	57,330	721
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation
3.2	First Amendment to the Amended and Restated Bylaws
3.3	Amended and Restated Bylaws
10.1	Chuy’s Holdings, Inc. 2023 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHUY’S HOLDINGS, INC.

By:	/s/ Jon W. Howie
Name: Jon W. Howie Title: Vice President and Chief Financial Officer

Date: July 28, 2023